UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2017

CIVITAS SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36623	65-1309110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

313 Congress Street, 6th Floor

Boston, Massachusetts 02210

(Address of principal executive offices, including Zip Code)

(617) 790-4800

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Civitas Solutions, Inc. 2014 Omnibus Incentive Plan (the “Plan”), Civitas Solutions, Inc. (the “Company”) may grant from time to time, among other things, restricted stock and performance-based awards to employees, non-employee directors and consultants or independent contractors to the Company.

Equity Compensation Awards

On March 3, 2017, the Board of Directors of the Company (the “Board”) made equity compensation awards to certain employees of the Company, including the named executive officers. The types of awards that were granted are: time-based restricted stock units and performance-based restricted stock units (expressed as the target number of shares subject to such awards).

Name	Time-Based Restricted Stock Units	Performance-Based Restricted Stock Units (Target Number of Shares)
Bruce F. Nardella	N/A	18,105
Denis M. Holler	7,084	3,542
Brett I. Cohen	11,492	5,746
David M. Petersen	6,045	3,023

Special Award of Time-Based Restricted Stock Units

On March 3, 2017, the Board of Directors awarded time-based restricted stock units to certain employees of the Company, including the Company’s named executive officers, other than Mr. Nardella, the Chief Executive Officer. This special award was approved because the Board of Directors recognizes that retention of highly qualified leadership is critical to the Company’s financial performance and continued success. If we are unable to retain our highly qualified employees, we risk not being able to provide the operational and other expertise necessary to deliver the high quality services that, in turn, help us to drive our organic growth. We have a proven management team that has demonstrated the ability and experience to ensure the delivery of high quality services to clients, pursue and integrate numerous acquisitions, manage critical human resources, develop and maintain robust IT and financial systems, mitigate risk in the business and oversee our significant growth and expansion. With unemployment near or at historic lows, we face greater competition for these highly qualified employees and recognize the significant cost and disruption that occurs as a result of unplanned attrition. As a result of these factors, the Board of Directors recently approved a one-time grant of restricted stock units to our vice-presidents and certain of the named executive officers for the purpose of retaining employees that have delivered outstanding and consistent performance and who are expected to make important contributions in the future. The restricted stock units are time based and 50% of the restricted stock units will vest on the second year anniversary of the grant date with the remaining 50% vesting on the third year anniversary of the grant date. The recipients must generally remain employed until the time of vesting, but the awards will vest in full if the participant’s employment terminates as result of death or disability.

Performance-Based Restricted Stock Units

On March 3, 2017, the Committee adopted a new form of Performance-Based Restricted Stock Unit Agreement (the “PRSU Agreement”) to grant performance-based restricted stock unit awards (“PRSUs”) under the Plan. The PRSUs will be earned and vested over a three-year performance period based upon (a) the Company’s Incremental Return on Investment Capital (“Incremental ROIC”) performance for the three-year performance period (i.e., the three fiscal years ending September 30, 2019 (the “Performance Period”)). Incremental ROIC will be calculated as set forth in the PRSU Agreement The Board determined that Incremental ROIC was an important measure to incent the named executive officers to invest in programs, acquisitions and other assets that will drive the Company’s growth.

Vested PRSUs will be settled in shares of the Company’s common stock. The number of shares earned will range from 0% to 200% of the target award. The percentage level at which the performance conditions are satisfied will be determined by the Committee following the end of fiscal 2019. The preliminary percentage vested will be determined based on the achievement of Incremental ROIC for the Performance Period as follows:

Level of Incremental ROIC Performance for the Performance Period	Preliminary % vested based on Adjusted EBITDA Performance
Threshold (87% of Target)	50%
Target (100% of Target)	100%
Maximum (113% of Target)	200%

To the extent that Incremental ROIC is between the threshold and target levels or between the target and maximum levels, the percentage at which the Incremental ROIC performance condition is satisfied will be determined on a pro rata basis using straight line interpolation.

If a participant’s employment is terminated voluntarily (other than for “good reason” or due to retirement) or for cause before the end of the three-year Performance Period, all of the PRSUs will be forfeited. If a participant’s employment is terminated without cause or for “good reason,” the time-based vesting component of the PRSUs will vest based on the number of full years of the performance period that have been completed at such time (i.e., 1/3 for one year, 2/3 for two years), but the total number of PRSUs that will be earned is subject to the achievement of the performance goal as described above. If a participant’s employment is terminated due to death or disability, the entire PRSU award will vest and the participant will receive the target number of shares subject to the award. If a participant’s employment is terminated due to retirement at more than 60 years of age (or such younger age with the consent of the Committee) following 10 years of service with the Company, or at more than 65 years of age (or such younger age with the consent of the Committee) following five (5) years of service with the Company, then the time-based vesting component of the PRSU award will vest in its entirety, but the total number of PRSUs that will be earned is subject to the achievement of the performance goal as described above. In connection with a Change of Control, as defined in the PRSU Agreement, the PRSUs do not automatically vest and the Committee will have the discretion to adjust PRSUs and certain performance conditions as provided in the Plan.

The form of time-based Restricted Stock Unit Agreement was filed as Exhibit 10.33 to Amendment No. 4 to the Company’s Registration Statement on Form S-1 on September 3, 2014. The form of Performance-Based Restricted Stock Unit Agreement (ROIC) is filed as Exhibit 10.1 to this Current Report on Form 8-K. This description of the performance-based restricted stock units set forth below is qualified in its entirety by reference to the full text of the form of Performance-Based Restricted Stock Unit Agreement, which is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On March 3, 2017, Civitas Solutions, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “2017 Annual Meeting”). At the 2017 Annual Meeting, the Company’s stockholders elected each of the Company’s three nominees to serve on the Company’s Board of Directors until the Company’s 2020 annual meeting of stockholders, approved the compensation of the Company’s named executive officers on an advisory basis, re-approved performance measures for certain performance based awards under the Company’s 2014 Omnibus Incentive Plan and ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm.

The results of the voting were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Election of Directors
James L. Elrod, Jr.	31,908,027	2,715,107	1,687,725
Pamela F. Lenehan	33,842,044	781,090	1,687,725
Mary Ann Tocio	34,512,088	111,046	1,687,725

Accordingly, the three nominees received the highest number of votes cast and therefore each of the three nominees was elected to serve as a director.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Advisory Vote on Named Executive Officer Compensation	34,164,491	258,538	200,105	1,687,725

Accordingly, a majority of votes cast in the advisory vote on named executive officer compensation were “for” the approval of executive compensation as disclosed in the Company’s proxy statement.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Re-approval of performance measures for certain performance-based awards under the Omnibus Incentive Plan	28,614,772	6,000,751	7,611	1,687,725

Accordingly, a majority of votes cast on the re-approval of performance measures for certain performance-based awards under the Omnibus Incentive Plan were “for” the re-approval of such performance measures for certain performance-based awards as disclosed in the Company’s proxy statement.

	Votes For	Votes Against	Abstentions
Ratification of Independent Registered Public Accounting Firm	36,243,338	67,516	5

Accordingly, a majority of votes cast on the ratification of auditors were in favor of the proposal and the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm was ratified.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Form of Performance-Based Restricted Stock Unit Agreement (ROIC)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CIVITAS SOLUTIONS, INC.

By:	/s/ Bruce F. Nardella
Bruce F. Nardella
Chairman, Chief Executive Officer and President

Date: March 9, 2017

Exhibit Index

Exhibit No.	Description

10.1	Form of Performance-Based Restricted Stock Unit Agreement (ROIC)